UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2015

Carter’s, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-31829	13-3912933
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Phipps Tower

3438 Peachtree Road NE, Suite 1800

Atlanta, Georgia 30326

(Address of principal executive offices, including zip code)

(678) 791-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change In Fiscal Year.

On August 20, 2015, and effective as of that date, the board of directors (the “Board”) of Carter’s, Inc. (“Carter’s”) amended and restated (the “Amendment”) Carter’s Amended and Restated By-laws (the “By-laws”). The Amendment adds a new Section 6.4 to the By-laws that designates the Court of Chancery of the State of Delaware as the sole and exclusive forum for certain legal actions, unless Carter’s consents in writing to the selection of an alternative forum.

The Amendment also amends the By-laws to incorporate certain clarifications of existing provisions, including as follows:

•	Section 1.2 was amended to make clear that the Board is authorized to set the place, date, and time of annual meetings.

•	Section 1.3 was amended to make clear that the business transacted at any special meeting of the stockholders will be limited to only those matters stated in the notice for such meeting.

•	Section 1.4 was amended to make clear that notices of stockholder meetings will be sent to those holders who hold stock as of the record date and otherwise in accordance with applicable law. In addition, Section 1.4 was amended to make clear when and how a stockholder can waive, or will be deemed to have waived, the notice requirements for a stockholder meeting.

•	Section 1.5 was amended to make clear that an officer of the corporation will have charge of the stock ledger and related duties, and that the voting list will include information for all stockholders who hold any class of outstanding capital stock.

•	Section 1.6 was amended to make clear how the stockholders may adjourn stockholder meetings if a quorum is not present.

•	New Section 1.10 was added to make clear the duties of the inspector of a stockholder meeting.

•	Section 1.14 was amended to make clear the procedures relating to stockholder action by written consent.

•	Section 2.1 was amended to make clear that the Board may adopt rules and procedures as it may deem proper for the conduct of its meetings and the management of Carter’s.

•	Section 2.6 was amended to make clear that the removal of a director is subject to applicable law and the certificate of incorporation of Carter’s.

•	Section 2.12 was amended to make clear that directors need to be able to be heard during telephonic meetings of the Board.

•	Section 2.15 was amended to make clear that committees of the Board may act by written consent.

•	Section 2.16 was amended to make clear what constitutes a quorum at meetings of committees of the Board.

•	Section 3.1 was amended to make clear that any two or more offices may be held by the same person.

•	New Section 3.12 was added to make clear that duties of officers may be delegated by the Chief Executive Officer or the Board to any other officer or to a member of the Board.

•	Section 4.5 was amended to make clear that the Board may fix the record date for the determination of the stockholders entitled to vote at any adjournment of a meeting.

•	Section 6.5 was amended to make clear that officers may designate persons to sign checks in addition to the Board (assuming the designating officer has been delegated such power).

The previous version of each of the amended sections noted above is hereby incorporated by reference from the By-laws of Carter’s, which are attached as Exhibit 3.2 to the Annual Report on Form 10-K of Carter’s filed on February 29, 2012.

The foregoing description is qualified in its entirety by reference to the text of the Amendment, which is included as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibits – The following exhibit is filed as part of this Current Report on Form 8-K.

Exhibit Number	Description

3.2	Amended and Restated By-laws of Carter’s, Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, Carter’s, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 26, 2015

CARTER’S, INC.

By:	/s/ Michael C. Wu

Name:	Michael C. Wu
Title:	Senior Vice President, General Counsel and Secretary